                         -------------------------------

                          OFFITBANK VIF-HIGH YIELD FUND

                       OFFITBANK VIF-EMERGING MARKETS FUND

                          ----------------------------




                              SEMI - ANNUAL REPORT


                               SEPTEMBER 30, 1996





                                        THE

                                        OFFITBANK

                                        VARIABLE INSURANCE FUND, INC.

                                  PRESIDENT'S LETTER

--------------------------------------------------------------------------------



Dear Shareholders:

We are very pleased to present to you the first OFFITBANK Variable Insurance Fund, Inc. Semi-Annual report for the period ended September 30, 1996. Our two initial portfolios, the High Yield Fund and the Emerging Markets Fund, began their investment activities this year: High Yield on April 1 and Emerging Markets on August 28. We believe that the Funds have gotten off to an excellent start.

These Funds provide an efficient way for an investor who purchases variable annuities or variable universal life insurance to achieve investment diversification in two distinct and complex fixed income markets:

OFFITBANK VIF-HIGH YIELD FUND'S primary investment objective is high current income with capital appreciation secondary. It invests primarily in "seasoned" U.S. corporate debt securities rated below investment grade, and foreign corporate, sovereign, municipal and mortgage-backed debt securities which offer potential returns that are sufficiently high to justify the greater investment risk.

OFFITBANK VIF-EMERGING MARKETS FUND is designed to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation by investing in corporate and sovereign debt securities of emerging market countries.

OFFITBANK's goal is to provide our clients with sound investment products that meet their needs and objectives in a dynamic global financial environment. These two Funds are identical to our initial existing mutual fund offerings and represent our first steps in the tax advantaged annuities or life insurance arena. In response to request from clients, in the ensuing months, OFFITBANK expects to introduce additional funds to meet other investment needs for variable insurance funds, including two equity funds for The Variable Universal Life product managed by David J. Greene & Company and Rockefeller & Company. Each new Fund is designed to provide investors with specialized investment products which would otherwise require significant investment thresholds to achieve appropriate diversification levels. They will be managed in the same high quality professional manner that OFFITBANK has been providing for many years.

The specific results of our first two Funds, along with an investment and market commentary from each portfolio manager are part of this report. I believe that each of these commentaries provides useful and informative insights into our Funds and their markets, and I hope that you will find them helpful.

We greatly value your participation in the Variable Insurance Fund. Please let me know if there is anything we can improve upon.

Sincerely,


Morris W. Offit
November 1, 1996

                                    OFFITBANK VIF-
                                   HIGH YIELD FUND

--------------------------------------------------------------------------------

The OFFITBANK VIF-High Yield Fund's total return for the third quarter of 1996 is 5.04% and is 6.96% since inception in April 1996. The Merrill Lynch BB 5-
6.99 year Index, a comparable risk benchmark, returned 3.12% and 4.10% and the five year Treasury returned 1.61% and 1.45% respectively for the quarter and since inception.

After having increased over 100 basis points in the first half of the year, interest rates stabilized during the third quarter and finished the period nearly unchanged. Bond market expectations of slow growth, a balanced budget agreement and an easier monetary policy at the beginning of the year had reversed course and fully discounted an increase in the fed funds rate for the past several months. When the Federal Reserve left interest rates unchanged after the September 24th meeting, the bond market responded positively. The subsequent rally moved interest rates toward the lower end of their recent trading range. Expectations of a near term increase in the fed funds rate have been removed from the market. Further improvements in the bond market requires credible evidence of a slowing economy, which we believe is likely in the next few months.

The economic and market environment has been superb for high yield bonds. The overall high yield market has been remarkably stable, with yields nearly unchanged from the beginning of the year. Defaults and credit losses continue to be inconsequential. The buoyant equity market and high level of merger and acquisition activity have had a major positive impact on the high yield market. A number of high yield issuers, including several that were held in the VIF-High Yield Fund, have had positive credit moves as a result of mergers and acquisitions.

The technicals of the high yield market have also been extraordinary. The near record pace of new issues continues to be met with record demand. Approximately $55 billion of new issues have been priced so far this year. As August wound down, the new issue calendar disappeared as the pending deals were completed. Mutual fund inflows and other new monies entering the market did not slow down, further strengthening the market. The new issue calendar is beginning to fill in once again but does not appear overwhelming.

This mix of a positive technical and credit environment with rising to stable interest rates, has resulted in a further compression of quality spreads.
Single B's have widely outperformed double BB's which in turn have widely outperformed investment grade bonds. Specifically, with Treasurys producing a near zero total return through September, the broad high yield market returned 6.9% with the single B component up 9.6% versus 3.5% for the double B component. In terms of spreads, single B's have narrowed approximately 140 basis points to Treasurys and 75 basis points to double B's since year end.

Although high yield spreads have tightened approximately 100 basis points this year and are toward the lower end of their historical range, they are not excessively tight given the low levels of expected credit losses. Institutional acceptance of the high yield market is still in the early stages and we expect demand to continue to broaden. While supply imbalances will occasionally widen spreads, we believe that the long term case for high yield remains undiminished.

The Fund is invested in 32 issues representing 32 issuers. No single credit is greater than 2% of the portfolio. The Fund continues to have a higher quality focus with an average credit quality of Ba3/BB-.


Stephen T. Shapiro
November 1, 1996

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                  SEPTEMBER 30, 1996



                                                                                           PRINCIPAL        MARKET
                                                                                            AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE / DEFENSE (4.27%)
Sequa Corp. Sr Notes, 8.75%, 12/15/01............................................        $  150,000     $  148,875
UNC Inc. Sr Notes, 9.125%, 07/15/03..............................................           250,000        244,063
                                                                                                        -----------
                                                                                                           392,938
                                                                                                        -----------

BROADCAST / TELECOMMUNICATIONS (8.85%)
Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01.............................           300,000        282,750
MFS Communications Corp. Sr Disc. Notes, 0/9.375%, 01/15/04......................           300,000(1)     252,000
Viacom Inc. Sr Sub Notes, 8.00%, 07/07/06........................................           300,000        280,599
                                                                                                        -----------
                                                                                                           815,349
                                                                                                        -----------

CABLE (13.90%)
Cablevision Industries Corp. Sr Sub Notes, 9.25%, 11/01/05.......................           300,000        291,000
Lenfest Communications Sr. Notes, 8.375%, 11/01/05...............................           300,000        282,000
Rogers Cablesystems Sr Secured Notes, 9.625%, 08/01/02...........................           300,000        302,250
TeleWest plc Sr Debs, 9.625%, 10/01/06...........................................           250,000        248,125
Videotron Ltee Sr Sub Notes, 10.25%, 10/15/02....................................           150,000        157,500
                                                                                                        -----------
                                                                                                         1,280,875
                                                                                                        -----------

CHEMICALS (1.60%)
Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00......................................           150,000        147,750
                                                                                                        -----------

CONSUMER GROUPS (4.88%)
Beverly Enterprises Sr Notes, 9.00%, 02/15/06....................................           150,000        146,438
Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05.............................           150,000        150,375
Revlon Consumer Products Sr Notes, 9.375%, 04/01/01..............................           150,000        152,250
                                                                                                        -----------
                                                                                                           449,063
                                                                                                        -----------

FINANCIAL SERVICES / INSURANCE (3.35%)
Presidential Life Corp. Sr Notes, 9.50%, 12/15/00................................           150,000        156,000
Reliance Group Holdings, Inc. Sr Sub Notes, 9.75%, 11/15/03......................           150,000        152,438
                                                                                                        -----------
                                                                                                           308,438
                                                                                                        -----------

FOREST & PAPER PRODUCTS (5.02%)
Repap New Brunswick 1st Priority  Sr Secured Notes, 9.875%, 07/15/00.............           150,000        154,500
Repap Wisconsin Inc. 1st Priority Sr Secured Notes, 9.25%, 02/01/02..............           150,000        151,125
Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02.........................           150,000        157,125
                                                                                                        -----------
                                                                                                           462,750
                                                                                                        -----------

GENERAL INDUSTRIES/MANUFACTURING (3.44%)
Unisys Corp. Sr Notes, 15.00%, 07/01/97..........................................           300,000        316,500
                                                                                                        -----------

HOTELS & GAMING (10.69%)
Host Marriott Properties Sr Secured Notes, 9.50%, 05/15/05.......................           300,000        300,750
John Q Hammons Hotel 1st Mortgage Notes, 8.875%, 02/15/04........................           300,000        287,625
Prime Hospitality Corp. 1st Mortgage Notes, 9.25%, 01/15/06......................           150,000        149,813
Trump Atlantic City, 1st Mortgage Notes, 11.25%, 05/01/06........................           250,000        246,875
                                                                                                        -----------
                                                                                                           985,063
                                                                                                        -----------



       The accompanying notes are an integral part of the financial statements.

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                  SEPTEMBER 30, 1996




                                                                                         PRINCIPAL         MARKET
                                                                                           AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------
METALS/MINING/IRON/STEEL (3.73%)
Armco Inc. Sr. Notes, 9.375%, 11/01/00...........................................        $  200,000     $  200,000
Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03.............................           150,000        143,625
                                                                                                        -----------
                                                                                                           343,625
                                                                                                        -----------

OIL & GAS (3.09%)
Clark R & M Holdings Sr Secured Notes, 0.00%, 02/15/00...........................           400,000        284,500
                                                                                                        -----------

PACKAGING/CONTAINERS (3.42%)
Gaylord Container Sr Notes, 11.50%, 05/15/01.....................................           150,000        159,188
Owens-Illinois Corp. Sr Sub Notes, 10.00%, 08/01/02..............................           150,000        155,625
                                                                                                        -----------
                                                                                                           314,813
                                                                                                        -----------

PUBLISHING & PRINTING (3.40%)
K-III Communication Corp. Sr Notes, 10.625%, 05/01/02............................           300,000        312,750
                                                                                                        -----------


REAL ESTATE (1.75%)
Trizec Finance Sr Notes, 10.875%, 10/15/05.......................................           150,000        161,435
                                                                                                        -----------

UTILITIES (1.68%)
Cleveland Electric 1st Mortgage Notes, 9.50%, 05/15/05...........................           150,000        154,875
                                                                                                        -----------


TOTAL INVESTMENTS (COST $6,572,412)(73.07%)......................................                        6,730,724

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (26.93%)..........................                        2,480,270
                                                                                                        -----------

TOTAL NET ASSETS (100.00%).......................................................                       $9,210,994
                                                                                                        -----------
                                                                                                        -----------


(1)  Step-Up bond.



       The accompanying notes are an integral part of the financial statements.

                                    OFFITBANK VIF-
                                EMERGING MARKETS FUND

--------------------------------------------------------------------------------

Since the VIF-Emerging Markets Fund only began investing on August 28, 1996, there is not much to report. Instead, we thought that we would share with you our market views and investment strategy as of September 30, 1996.

Our current conviction is that significant value can be had in Latin American debt because of the following reasons:

- Immediately following the Mexican debt crisis of December 1994, Latin American financial assets fell significantly in price and value. Mexico's financial crises triggered a profound refocusing on economic reforms in the region. Following the successful financial rescue effort of Mexico, in March of 1995, undertaken by the U.S. in conjunction with various multilateral organizations (i.e., IMF, World Bank, IADB, etc.), Latin America governments accelerated and broadened their economic reforms, while their corporate counterparts reorganized and retooled to become globally competitive.

- We believe that investor confidence has been restored and risk perception has diminished. To illustrate just how much perception has improved, we can look at the sovereign Brady Bonds of the big three economies of the region, Mexico, Brazil, and Argentina. Since the devaluation, Latin American Brady Bonds have generated a total U.S. dollar return of 45%. The Latin American Brady Bond rally is occurring despite the back-up in U.S. interest rates in the eight months of 1996. Indeed, close to $40 billion of new sovereign and corporate bonds have been issued so far this year.

- Technically the market appears very healthy, as a much larger and better informed investor base is now actively involved in this market. U.S., European, and Asian institutional investors as well as high yield investors from these markets are increasingly allocating a small portion of their global portfolios to this new asset class.

- There is good value in Emerging Markets debt, particularly Latin American bonds. Despite the strong rally in emerging markets bonds, the Emerging Markets Bond Index (EMBI+) still reflects an average spread of over 600 basis points over equivalent duration U.S. Treasurys. The difference between U.S. High Yield and Emerging Markets debt is now more than 250 basis points wider than it was in early 1994.

We believe that OFFITBANK's VIF-Emerging Markets Fund will produce competitive risk adjusted returns over time because:

- We expect that approximately 50% of OFFITBANK's VIF-Emerging Markets Fund will be invested in corporate dollar-denominated Eurobonds, where credit analysis and credit fundamentals are the principal drivers.

- Double B to Single B or equivalent Latin American corporate credits are currently offering investors an attractive spread over equivalent Treasurys, and we intend to increase the dollar-denominated corporate bond allocation by the end of the first quarter 1997.

- The balance of the portfolio will continue to be invested opportunistically in Bradys, pre-Brady bank loans, and locally issued and traded money market instruments which we believe will provide higher risk-adjusted returns within the context of relatively stable currencies, without taking on duration risk.



Richard M. Johnston                                        Wallace Mathai-Davis
November 1, 1996

                                      OFFITBANK
                             VIF - EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                  SEPTEMBER 30, 1996



                                                                                                     PRINCIPAL          MARKET
                                                                                                       AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (19.10%)
    ARGENTINA
         Mastellone Hermanos S.A., 11.75%, 05/11/98...........................................          100,000        $  100,750
                                                                                                                       -----------

    BRAZIL
         Elevadores Atlas S.A. Step-Up Bonds,  0/11.00%, 07/11/04.............................           50,000 (2)        50,375
                                                                                                                       -----------

    MEXICO
         Bufete Industrial, 11.375%, 07/15/99 (144A)..........................................         $ 50,000 (1)        51,563
                                                                                                                       -----------

MEDIA (21.96%)
    BRAZIL
         RBS Participacoes S.A., Putable, 14.00%, 12/15/03....................................          100,000           109,625
                                                                                                                       -----------

    MEXICO
         Grupo Televisa S.A. Step-Up Callable Bonds, 0/13.25%, 05/15/08 (144A)................          200,000 (1,2)     123,500
                                                                                                                       -----------

UTILITY (9.51%)
    BRAZIL
         Comp Energetica Sao Paulo, 9.25%, 05/10/01...........................................          150,000  (a)      100,967
                                                                                                                       -----------

TOTAL INVESTMENTS (COST $530,253)(50.57%)......................................................                           536,780

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (49.43%)........................................                           524,583
                                                                                                                       -----------

TOTAL NET ASSETS (100.00%).....................................................................                        $1,061,363
                                                                                                                       -----------
                                                                                                                       -----------



Principal denominated in the following currency:
  (a)  German Deutschmarks

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified instiutional buyers.
 (2) Step-Up bond.




       The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1996
                                     (UNAUDITED)
                                VIF - HIGH YIELD FUND

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at value (cost $6,572,412)(Note 1a)..........................................        $6,730,724
 Cash......................................................................................         2,284,615
 Interest receivable.......................................................................           200,347
 Receivable from Advisor (Note 2)..........................................................            11,124
 Deferred organization expense.............................................................            20,160
                                                                                                  -----------
    Total Assets..........................................................................                             $9,246,970

LIABILITIES:
 Payable for fund shares repurchased.......................................................             1,866
 Accrued expenses..........................................................................            34,110
                                                                                                  -----------
    Total Liabilities.....................................................................                                 35,976
                                                                                                                     ------------

NET ASSETS.................................................................................                            $9,210,994
                                                                                                                     ------------
                                                                                                                     ------------

Net assets consist of:
  Shares of capital stock, $0.001 par value per share, 894,839 issued and outstanding......        $      895
  Additional paid-in capital...............................................................         9,051,787
  Net unrealized appreciation on investments...............................................           158,312
                                                                                                  -----------


NET ASSETS.................................................................................                            $9,210,994
                                                                                                                     ------------
                                                                                                                     ------------
NET ASSET VALUE PER SHARE..................................................................                                $10.29
                                                                                                                     ------------
                                                                                                                     ------------

                                                         VIF - EMERGING MARKETS FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $530,253)(Note 1a)...........................................        $  536,780
  Cash.....................................................................................           508,149
  Interest receivable......................................................................            14,802
  Receivable from Advisor (Note 2).........................................................             3,473
  Unrealized appreciation on forward currency contracts (Note 5)...........................             3,203
  Deferred organization expense............................................................            21,988
                                                                                                  -----------
    Total Assets...........................................................................                            $1,088,395

LIABILITIES:
  Payable for fund shares repurchased......................................................               313
  Accrued expenses.........................................................................            26,719
                                                                                                  -----------
    Total Liabilities......................................................................                                27,032
                                                                                                                     ------------
NET ASSETS.................................................................................                            $1,061,363
                                                                                                                     ------------
                                                                                                                     ------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share, 104,238 issued and outstanding......        $      104
  Additional paid-in capital...............................................................         1,042,400
  Accumulated net realized gain on investments and foreign currency transactions...........             9,221
  Net unrealized appreciation on investments and foreign currency transactions.............             9,638
                                                                                                  -----------
NET ASSETS.................................................................................                            $1,061,363
                                                                                                                     ------------
                                                                                                                     ------------
NET ASSET VALUE PER SHARE..................................................................                                $10.18
                                                                                                                     ------------
                                                                                                                     ------------


       The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                         STATEMENT OF OPERATIONS (UNAUDITED)
                                VIF - HIGH YIELD FUND
                                                           FOR THE PERIOD FROM
                                                                APRIL 1, 1996*
                                                    THROUGH SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income............................................$180,825
                                                           --------
                                                                      $180,825
EXPENSES
 Advisory (Note 2).........................................  17,206
 Fund accounting (Note 2)..................................  15,600
 Professional..............................................   4,961
 Trustee's fees............................................   4,750
 Administrative (Note 2)...................................   3,036
 Amortization of organization expenses.....................   2,248
 Registration..............................................   1,800
 Custodian.................................................     382
 Transfer agent and shareholder servicing (Note 2).........     345
 Miscellaneous.............................................   4,343
                                                           --------
    Total expenses before waivers/reimbursements...........             54,671
    Less expenses waived/ reimbursed (Note 2)..............            (31,366)
                                                                      --------
    Net expenses...........................................             23,305
                                                                      --------
NET INVESTMENT INCOME......................................            157,520
                                                                      --------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 Net unrealized appreciation on investments................ 158,312
                                                           --------
    Net realized and unrealized gain on investments........            158,312
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $315,832
                                                                      --------
                                                                      --------
                             VIF - EMERGING MARKETS FUND
                                                           FOR THE PERIOD FROM
                                                              AUGUST 28, 1996*
                                                    THROUGH SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income............................................  $8,968
                                                            -------
                                                                      $  8,968
EXPENSES
 Fund accounting (Note 2)..................................   2,500
 Professional..............................................     950
 Advisory (Note 2).........................................     848
 Amortization of organization expenses.....................     420
 Registration..............................................     300
 Trustee's fees............................................     250
 Administrative (Note 2)...................................     141
 Custodian.................................................      40
 Transfer agent and shareholder servicing (Note 2).........      30
 Miscellaneous.............................................     400
                                                            -------
    Total expenses before waivers/reimbursements...........              5,879
    Less expenses waived/ reimbursed (Note 2)..............             (4,462)
                                                                      --------
    Net expenses...........................................              1,417
                                                                      --------
NET INVESTMENT INCOME......................................              7,551
                                                                      --------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 Net realized gains on investments and foreign currency
  transactions.............................................   9,221
 Net unrealized appreciation on investments and
  foreign currency transactions............................   9,638
                                                            -------
    Net realized and unrealized gain on investments
  and foreign currency transactions........................             18,859
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......            $26,410
                                                                      --------
                                                                      --------
* Commencement of operations.
       The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                VIF - HIGH YIELD FUND
                                                           FOR THE PERIOD FROM
                                                                APRIL 1, 1996*
                                                    THROUGH SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
 Net investment income.....................................$  157,520
 Net change in unrealized appreciation on investments......   158,312
                                                           ----------
 Net increase in net assets resulting from operations......   315,832
                                                           ----------

DIVIDENDS TO SHAREHOLDERS
 From net investment income................................  (157,520)
                                                           ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
  Net increase in net assets from capital share
  transactions............................................. 9,019,349
                                                           ----------

 Total increase in net assets.............................. 9,177,661

NET ASSETS
 Beginning of period.......................................    33,333
                                                           ----------
 End of period.............................................$9,210,994
                                                           ----------
                                                           ----------

                             VIF - EMERGING MARKETS FUND
                                                           FOR THE PERIOD FROM
                                                              AUGUST 28, 1996*
                                                    THROUGH SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
 Net investment income...................................  $  7,551
 Net realized gain on investments and foreign currency
  transactions...........................................     9,221
 Net change in unrealized appreciation on investments
  and foreign currency transactions.....................      9,638
                                                         ----------
 Net increase in net assets resulting from operations....    26,410
                                                         ----------

DIVIDENDS TO SHAREHOLDERS
 From net investment income..............................    (7,551)
                                                         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
 Net increase in net assets from capital share
   transactions.......................................... 1,009,171
                                                         ----------

 Total increase in net assets............................ 1,028,030

NET ASSETS
 Beginning of period.....................................    33,333
                                                         ----------
 End of period...........................................$1,061,363
                                                         ----------
                                                         ----------
* Commencement of operations.


       The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                           FINANCIAL HIGHLIGHTS (UNAUDITED)
                                VIF - HIGH YIELD FUND
                                                           FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL                 APRIL 1, 1996*
STOCK OUTSTANDING THROUGH THE PERIOD:               THROUGH SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.......................  $10.00
                                                            --------
 Net investment income.....................................    0.39
 Net realized and unrealized gains on investments..........    0.29
                                                            --------
 Total from investment operations..........................    0.68
                                                            --------

LESS DIVIDENDS FROM:
 Net investment income.....................................   (0.39)
                                                            --------
 Total dividends...........................................   (0.39)
                                                            --------
NET ASSET VALUE, END OF PERIOD.............................  $10.29
                                                            --------
                                                            --------

TOTAL INVESTMENT RETURN+...................................   6.96%
RATIOS/ SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands)..................  $9,211
Ratios to average net assets:
 Expenses..................................................   1.15%  (1)(2)
 Net investment income.....................................   7.77%  (1)
PORTFOLIO TURNOVER RATE....................................      0%

                             VIF - EMERGING MARKETS FUND
                                                           FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL               AUGUST 28, 1996*
STOCK OUTSTANDING THROUGH THE PERIOD:               THROUGH SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.......................  $10.00
                                                            --------
 Net investment income.....................................    0.07
 Net realized and unrealized gains on investments..........    0.18
                                                            --------
 Total from investment operations..........................    0.25
                                                            --------

LESS DIVIDENDS FROM:
 Net investment income.....................................   (0.07)
                                                            --------
 Total dividends...........................................   (0.07)
                                                            --------
NET ASSET VALUE, END OF PERIOD.............................  $10.18
                                                            --------
                                                            --------

TOTAL INVESTMENT RETURN+...................................   2.53%
RATIOS/ SUPPLEMENTAL DATA:
 Net assets, end of period (in thousands)..................  $1,061
Ratios to average net assets:
 Expenses..................................................   1.50%  (1)(2)
 Net investment income.....................................   8.00%  (1)
PORTFOLIO TURNOVER RATE....................................    131%

_________________
 *   Commencement of operations.
(1)  Annualized
(2) If the Funds had borne all expenses that were assumed or waived by the Advisor and Administrator, the above expense ratios would have been 2.70% and 6.22% for the VIF-High Yield and VIF-Emerging Markets Funds, respectively..
 + Total return is based on the change in net assets value during the period and assumes reinvestment of all dividends and distributions.


       The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       NOTES TO FINANCIAL STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on October 17, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund operates as an open-ended management investment company. The Company consists of eight separately managed investment portfolios (the "Funds"): OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK VIF-Investment Grade Global Debt Fund, OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Global Convertible Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund and OFFITBANK VIF-DJG Value Equity Fund. Of these, only the VIF-High Yield Fund and VIF-Emerging Markets Fund had commenced operations as of April 1, 1996 and August 28, 1996, respectively. The following are significant accounting policies followed by the Company in the preparation of these financial statements:

a. VALUATION OF SECURITIES. Securities held in the Funds generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their amortized cost.
Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars as follows:

    i. market value of investment securities and other assets and liabilities at the exchange rate on the valuation date;

    ii. purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with Fund's commencement of operations.

d. ALLOCATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund of the Company in relation to the net assets of each Fund or on another reasonable basis.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly for the VIF-High Yield Fund and declared daily and paid quarterly for the VIF-Emerging Markets Fund. Distributions of net realized gains are normally declared and paid at least annually by the Fund. The Funds record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       NOTES TO FINANCIAL STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------


g. FEDERAL INCOME TAXES. The Funds intend to qualify as a "regulated investment company" under Subchapter L and Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

h. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with OFFITBANK (the "Adviser"). The Investment Advisory Agreement provides that the Funds pay the Adviser an investment advisory fee that is calculated and paid monthly at the annual rate of 0.85% of net assets in the case of the VIF-High Yield Fund and 0.90% of net assets for the VIF-Emerging Markets Fund. The Advisor provides portfolio management and certain bookkeeping services for the Company. For the period ended September 30, 1996, the Advisor earned and waived fees of $17,206 and $848 for the VIF-High Yield and VIF-Emerging Markets Funds, respectively.

Furman Selz LLC ("Furman Selz") provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays Furman Selz a monthly fee for its services which on an annualized basis will not exceed 0.15% of the average daily net assets of the Company. For the period ended September 30, 1996, Furman Selz earned and waived fees of $3,036 and $141 for the VIF-High Yield and VIF-Emerging Markets Funds, respectively.

As Administrator, Furman Selz provides the Funds with fund accounting and related services. For these services Furman Selz is paid a fee of $2,500 per month, plus out-of-pocket expenses. For the period ended September 30, 1996, Furman Selz earned fees of $15,600 and $2,500 for the VIF-High Yield and VIF-Emerging Markets Funds, respectively.

Furman Selz acts as Transfer Agent for the Funds. Furman Selz receives reimbursement of certain expenses plus a per account fee of $15.00 per year.
For the period ended September 30, 1996, Furman Selz earned fees of $345 and $30 for the VIF-High Yield and VIF-Emerging Markets Funds, respectively.

OFFITBANK has voluntarily agreed to cap the expenses of the VIF-High Yield Fund at 1.15% and of the VIF Emerging Markets Fund at 1.50%. In order to maintain this ratio, the Advisor has agreed to reimburse the Funds $11,124 and $3,473, respectively.

The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc., an affiliate of Furman Selz LLC. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the period ended September 30, 1996, no distribution costs were incurred.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       NOTES TO FINANCIAL STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------


3. INVESTMENTS. Purchase and sales of securities for the period ended September 30, 1996, other than short-term securities, amounted to $6,791,325 and $0 , respectively for the VIF-High Yield Fund and $1,196,545 and $619,091 , respectively for the VIF-Emerging Markets Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                                      VIF-HIGH          VIF-
                                                        YIELD         EMERGING
                                                                      MARKETS
                                                    -----------     -----------

         Aggregate cost..........................   $  6,572,412      $530,253
                                                    ------------    ----------
                                                    ------------    ----------
         Gross unrealized appreciation...........     $  159,526        $7,445
         Gross unrealized depreciation...........         (1,214)         (918)
                                                    ------------    ----------

         Net unrealized appreciation.............     $  158,312        $6,527
                                                    ------------    ----------
                                                    ------------    ----------

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the period ended September 30, 1996, were as follows:

                               VIF-HIGH YIELD         VIF-EMERGING MARKETS
                             --------------------    ----------------------
                              SHARES     AMOUNT       SHARES       AMOUNT
                             --------  ----------    ---------    ---------
Beginning balance........      3,333    $  33,333        3,333    $  33,333
                            --------   ----------    ---------    ---------

Shares sold..............    879,874    8,899,133      100,191    1,001,907
Shares issued in
  reinvestment of net
  investment
income...................     15,755      161,756          747        7,598
Shares redeemed..........     (4,123)     (41,540)         (33)        (334)
                            --------   ----------    ---------    ---------

Net increase.............    891,506    9,019,349      100,905    1,009,171
                            --------   ----------    ---------    ---------

Ending balance...........    894,839   $9,052,682      104,238   $1,042,504
                            --------   ----------    ---------    ---------
                            --------   ----------    ---------    ---------

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instuments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Funds enter into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the committment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions are included in realized gains and losses on foreign currency translation.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values.
Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       NOTES TO FINANCIAL STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------



The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange. Fluctuations in the value of forward contracts held at September 30, 1996 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the VIF-Emerging Market Fund's outstanding forward currency contract positions at September 30, 1996:

                                            VALUE ON    VALUE AT
                   CONTRACT    MATURITY   ORIGINATION  SEPTEMBER    UNREALIZED
         CURRENCY   AMOUNTS      DATE         DATE      30, 1996   APPRECIATION
        ---------- ---------- ---------- ------------- ---------- --------------
SELL       DEM     $(160,000)  11-13-96    $(108,401)  $(105,198)        $3,203


A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any contract is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The VIF-Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The VIF-Emerging Markets Fund and the VIF-High Yield Fund invest in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, ability to convert proceeds into U.S. dollars, less publically available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

7. SUBSEQUENT EVENTS. Furman Selz has consummated an agreement with BISYS Group, Inc. ("BISYS") whereby services currently provided to the Company by Furman Selz will be provided to the Company by BISYS and certain of its affiliates under new Administrative Services, Transfer Agency and Fund Accounting Agreements between the Company and BISYS.

Effective November 11, 1996, The Bank of New York will serve as custodian for the VIF-High Yield Fund. The Chase Manhattan Bank, N.A. will continue as custodian for VIF-Emerging Markets Fund.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

--------------------------------------------------------------------------------


OFFICERS AND DIRECTORS            INVESTMENT ADVISOR
                                  OFFITBANK
Morris W.  Offit                  520 Madison Avenue
CHAIRMAN OF THE BOARD,            New York, NY 10022-4213
PRESIDENT AND DIRECTOR
                                  DISTRIBUTOR
Edward J.  Landau                 OFFIT Funds Distributor, Inc.
DIRECTOR                          237 Park Avenue
                                  New York, NY 10017
The Very Reverend
James Parks Morton                CUSTODIAN - VIF-HIGH YIELD FUND
DIRECTOR                          The Bank of New York
                                  90 Washington Street, 11th Floor
Dr.  Wallace Mathai-Davis         New York, NY 10286
SECRETARY AND TREASURER
                                  CUSTODIAN - VIF-EMERGING MARKETS FUND
John J.  Pileggi                  The Chase Manhattan Bank, N.A.
ASSISTANT TREASURER               4 MetroTech Center, 18th Floor
                                  Brooklyn, NY 11245
Joan V.  Fiore
ASSISTANT SECRETARY               LEGAL COUNSEL
                                  Kramer, Levin, Naftalis & Frankel
Gordon M.  Forrester              919 Third Avenue
ASSISTANT TREASURER               New York, NY 10022

                                  ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND
Sheryl Hirschfeld                 DISBURSING AGENT
ASSISTANT SECRETARY               Furman Selz LLC
                                  230 Park Avenue
Carrie Zuckerman                  New York, NY 10169
ASSISTANT SECRETARY

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    237 PARK AVENUE, SUITE 910, NEW YORK, NY 10017
                                   212   758   9600